UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 12, 1999


                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                      11-1817252
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   (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                     Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
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                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

                  The press release attached hereto as Exhibit 99.1, which meets the requirements of Form 8-K, is hereby incorporated by reference as if fully set forth herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                   (c)     Exhibits.   The  following  documents  are   filed as
exhibits to this report:

1. Exhibit 10.1 - Stock Purchase Agreement by and between SoftNet Systems, Inc and Pacific Century Cyberworks Limited, dated October
                                    12, 1999.

2.       Exhibit 99.1 - Press Release dated October 12, 1999.


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 SoftNet Systems, Inc.
                                                 ---------------------
                                                      (Registrant)

Date:  October 21, 1999                          By:    /s/ Douglas S. Sinclair
                                                     ---------------------------
                                                        Douglas S. Sinclair
                                                        Chief Financial Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K


             Exhibit No.             Description
             -----------             -----------

                      10.1 Stock Purchase Agreement by and between SoftNet Systems, Inc and Pacific Century Cyberworks Limited, dated October 12, 1999

                      99.1           Press Release dated October 12, 1999